SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                          Date of Report: June 17, 2004

                 Date of earliest event reported: June 15, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of
                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499


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Maine & Maritimes Corporation


Item 5.  Other Events

Maine & Maritimes Corporation Begins U.S. Expansion; Acquires Boston Engineering Firm

    PRESQUE ISLE, Maine--(BUSINESS WIRE)--June 17, 2004--Maine & Maritimes Corporation (AMEX ticker symbol: MAM) today, through its subsidiary, Maine & Maritimes Energy Services Company, dba "The Maricor Group," announced the acquisition of RES Engineering, Inc., one of Boston's leading mechanical and electrical engineering firms with offices in Boston and Hudson, Massachusetts. The acquisition will expand The Maricor Group's sustainable facilities and energy engineering group. This represents The Maricor Group's second strategic acquisition within the last three weeks and third acquisition within the last seven months. On December 1, 2003, The Maricor Group's Canadian subsidiary, Maricor Ltd, purchased Eastcan Consulting Engineers, Ltd with offices in Moncton and Saint John, New Brunswick and established a presence in Atlantic Canada. On June 1, 2004, The Maricor Group's Canadian subsidiary, Maricor Ltd, purchased Morris & Richard Consulting Engineers located in Halifax, Nova Scotia, further expanding its existing Atlantic Canada presence. The Maricor Group and its Canadian subsidiary, Maricor Ltd, headquartered in Presque Isle, Maine, now have subsidiaries with engineering offices in Moncton and Saint John, New Brunswick; Halifax, Nova Scotia; and Boston and Hudson, Massachusetts; with sales and development offices in Portland, Maine and Boston, Massachusetts. As a result of the acquisition, RES Engineering, Inc. will become a wholly-owned subsidiary of The Maricor Group.
    "The completion of our acquisition of RES Engineering represents a critical step in our overall strategic plan to become the premier sustainable facilities engineering group serving the eastern Canadian provinces and New England. Having reviewed the capabilities of numerous firms throughout the New England region, we are extremely pleased to have the RES Engineering team join The Maricor Group. Their broad diversity of mechanical and electrical engineering products and services, combined with their leading edge capabilities, represents an excellent strategic fit with The Maricor Group's focus on sustainable facilities, which includes building or refurbishing the Northern Atlantic region's facilities infrastructure. RES's excellent reputation, focus on leadership in energy and environmental designs, and quality client base, including major public school systems, universities and hospitals within the greater Boston region were key in our acquisition decision," stated J. Nick Bayne, President and CEO of Maine & Maritimes Corporation. The Maricor Group is a leading engineering and development firm addressing the pressing energy, environmental, and facilities engineering needs facing North America.
    "We are optimistic about the outlook for growth for our product and service lines within New England and Atlantic Canada, especially the greater Boston region. The Maricor Group has rapidly become a very important part of Maine & Maritimes Corporation's portfolio growth approach. With the acquisition of RES Engineering, The Maricor Group now represents almost forty percent of our total employment base. We believe this acquisition, along with the future plans of The Maricor Group, creates a diversified and profitable platform for ongoing creation of shareholder value," stated Bayne.
    "We are most pleased to have John Abraham, former President of RES Engineering, Inc., assume the leadership role of Vice President of The Maricor Group and as Vice President and Chief Operating Officer of RES Engineering, Inc. Pat Curran and Matt Stelmach, formerly of RES Engineering, Inc., will also serve as Vice Presidents of the new company. According to Abraham, "The opportunity to join The Maricor Group significantly expands our capabilities, while allowing us to continue to provide the quality of service and level of commitment to our existing customers. Key in our decision to join The Maricor Group was the company's similar commitment to our customers and employees, as well as their philosophies relative to energy and environmental sustainability and designs."
    "As with all of The Maricor Group's mechanical and electrical engineering firm acquisitions, our new RES Engineering Division will continue to provide its New England clients with quality and innovative fee-for-service consulting engineering services, as well as expanded offerings and capabilities," stated John Havrilla, Vice President and Chief Operating Officer of The Maricor Group. "Through the integration of our leading facility asset lifecycle management and engineering solutions, combined with our financial and development offerings, The Maricor Group assists clients in improving their facilities' operational and financial performance, while complying with public policy mandates and addressing both economic and environmental sustainability issues."
    The Maricor Group provides a broad range of mechanical and electrical engineering and facility lifecycle asset management services to industrial, commercial, and government clients. The company specializes in integrating facility engineering services with sustainable facility planning and management to optimize capital and operating budgets, decrease deferred maintenance liabilities, enhance environmental performance, and extend the lifecycle of facilities. The Maricor Group's Development Division focuses on the ownership and operation of facility-based assets, including infrastructure and energy related assets. The Group's services address the increasingly acute financial and infrastructure challenges facing federal, state, provincial, and municipal government markets, including hospitals, schools, universities and prisons within New England and the eastern Canadian provinces.
    According to Bayne, "We face a unique challenge across North America. With increasing energy costs and lingering questions concerning energy reliability, rising interest rates, a need to address global warming issues, and spiraling deferred facilities infrastructure maintenance liabilities, we see a strong market demand for our facility-based services that focus on economic and environmental sustainability. Given the limited economic resources of state, provincial, and local governments, it is clear that we must merge financial, environmental, and engineering solutions to resolve their array of facility-based challenges. Many government facilities, such as universities, schools, and hospitals, must aggressively address their deferred maintenance liabilities to ensure the continuing integrity of facilities, while working diligently to control increasing operating costs."
    RES Engineering, Inc., headquartered in Hudson, Massachusetts, with offices in downtown Boston, was incorporated in Massachusetts in 1993 by John Abraham. The firm is ISO 9001 and LEED certified. Terms of the RES Engineering acquisition were not disclosed.
    Maine & Maritimes Corporation is a publicly traded company on the American Stock Exchange under the ticker symbol ("MAM") and is the parent company of Maine Public Service Company ("MPS"), a regulated electric transmission and distribution utility; and Maine & Maritimes Energy Services Company, dba "The Maricor Group," and its Canadian subsidiary, Maricor Ltd, are both facility engineering, development, and lifecycle asset management companies. The Maricor Group owns exclusive marketing rights to the iPlan(TM) and Building Blocks(TM) lifecycle asset management software for New England and Atlantic Canada through its strategic alliance with Delinea, a leading technology company headquartered in Dallas, Texas. MAM, MPS, and The Maricor Group have principal corporate offices in Presque Isle, Maine. MAM's corporate website is: www.maineandmaritimes.com.

    Cautionary Statement Regarding Forward-Looking Information

    NOTE: This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although Maine & Maritimes Corporation ("MAM") believes that in making such statements, its expectations are based on reasonable assumptions, any such statement involves uncertainties and risks. MAM cautions that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of MAM; accordingly, there can be no assurance that such indicated results or events will be realized.
    The information herein is qualified in its entirety by reference to factors contained in the Forward-Looking Statement of the Management's Discussion and Analysis of Financial Condition and Results of Operation in Maine & Maritimes Corporation's Form 10-K for the year ended December 31, 2003, and subsequent securities filings, as well as, but not necessarily limited to the following factors: the impact of recent and future federal and state regulatory changes in environmental and other laws and regulations to which MAM and its subsidiaries are subject, as well as changes in application of existing laws and regulations; current and future litigation; interest rates; general economic conditions; the performance of projects undertaken by unregulated businesses; the success of efforts to invest in and develop new opportunities; internal restructuring or other restructuring options that may be pursued by MAM or its subsidiaries, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed or beneficial to MAM or its subsidiaries; financial market conditions; the effects of terrorist incidents; weather; the timing and acceptance of new product and service offerings; general industry trends; changes in business strategy and development plans; capital market conditions and the ability to raise capital; competition; and rating agency actions, among others.

    CONTACT: Maine & Maritimes Corporation
             Annette Arribas, 207-760-2402
             VP Corporate Compliance & Investor Relations aarribas@maineandmaritimes.com


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date: June 17, 2004

By: /s/ J. Nicholas Bayne

J. Nicholas Bayne, President & CEO